UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Class A, Common Stock, par value $0.01 per share	Trading Symbol EQBK	Name of each exchange on which registered New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On January 24, 2024. Equity Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure.

The Company intends to hold an investor call and webcast to discuss its financial results for the fourth quarter ended December 31, 2023, on Thursday, January 25, 2024, at 9:00 a.m. Central Time. The Company’s presentation to analysts and investors contains additional information about the Company’s financial results for the fourth quarter ended December 31, 2023, and is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release, Dated January 24, 2024
99.2	Equity Bancshares, Inc. Investor Presentation
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: January 24, 2024	By: /s/ Chris M. Navratil
Chris M. Navratil
Executive Vice President and Chief Financial Officer